Exhibit 10.2(h)

AMENDMENTS TO CERTAIN STOCK-BASED PLANS OF
FIRST HORIZON NATIONAL CORPORATION
RELATED TO CAPITAL ADJUSTMENTS

Approved by the Board of Directors October 20, 2008
________________________________

2003 Equity Compensation Plan

1.      The final sentence of Section 4(B) of the 2003 Equity Compensation Plan, relating to the elimination of fractional shares, hereby is deleted and replaced with the following sentences, which shall read as follows:

“After any adjustment made pursuant to this paragraph, the number of Shares subject to each outstanding Award may be rounded up, down, or up or down, to the nearest whole number of shares or to the nearest fraction of a whole share specified by the Committee, all as the Committee may determine from time to time. The Committee may approve different rounding methods for different Award types and for different Award tranches or sizes within any single type. Notwithstanding any other provision of this paragraph, in the case of any stock dividend paid or payable at a rate of 10% or less:

(i)
The Company shall void, cancel, and negate an adjustment of any Option or Stock Appreciation Rights (collectively, any “Leveraged Award”) which otherwise would occur as provided above in connection with such dividend where the Committee determines in good faith that the present economic value of such adjustment for that Leveraged Award is nominal, as provided in (ii) below, measured as of the last full day of trading before the ex-payment date related to that dividend (the “dividend date”).

(ii)
The present economic value of an adjustment of a particular Leveraged Award for a particular dividend is nominal if any of the following is true:  (a) such present economic value of such adjustment is less than $0.10 per Share covered by the Award; or (b) for a Leveraged Award that is not a deferral Option, the option or base price per Share of the Leveraged Award is more than 2.5 times the present market price of a Share, measured as the average closing price of a Share over the ten trading day period ended on the dividend date; or (c) for a Leveraged Award that is a deferral Option, the option price is more than 3.0 times the present market price of a Share, measured as the average closing price of a Share over the ten trading day period ended on the dividend date. A deferral Option is an Option granted in lieu of salary or bonus deferred under any past or present deferral program of the Company.

(iii)
The Committee in its discretion may determine to void, cancel, and negate an adjustment of any Leveraged Award which otherwise would occur as provided above where the Committee determines in good faith that the present economic value of such adjustment exceeds a nominal amount if, and only if, the Committee approves the grant of an adjustment Award, under an appropriate compensation plan or otherwise, which the Committee determines in good faith to have a present economic value substantially equal to the value that such foregone adjustment would have provided.

(iv)
An adjustment Award granted under (iii) need not be of the same type as the Leveraged Award which was not adjusted, may be combined with other adjustment awards related to other Leveraged Awards under this Plan or other options under other plans of the Company, and shall be made regardless of the eligibility status at that time of the holder of the related Leveraged Award to receive new award grants.

(v)
The Committee may delegate to the executive officer of the Company in charge of human resources (a) the task of establishing and implementing an appropriate valuation method or methods, within parameters approved by the Committee, and (b) the task of making grants of adjustment Awards to the extent that the Committee approves the making of such grants in lieu of making adjustments and specifies the award type(s) and other appropriate parameters for such grants.

(vi)	(a)
If the Committee expects that stock dividends at the rate of 10% or less may be declared more often than once per year, the actual grant of adjustment Awards under (iii) may be delayed and granted on a cumulative basis in arrears, provided that the grant of an adjustment Award may not be delayed more than four quarterly Committee meetings.

(b)
The Committee may make separate adjustment Awards for each dividend and/or each applicable Leveraged Award, or may combine adjustment values into a single adjustment Award or a single package of adjustment Awards.

(c)
If the grant of an adjustment Award is delayed and cumulated as provided in (vi)(a), the present economic value of such adjustment Award shall be measured as of a date or range of dates chosen by the Committee which is not more than twenty trading days before the grant date, while the present economic value of each foregone adjustment shall continue to be measured as of each relevant dividend date.

(d)
An adjustment Award that is delayed as provided in (vi)(a) shall be granted regardless of the eligibility status at that time of the holder of the related Leveraged Award, but shall not be granted to the extent that, at the time of grant, the related Leveraged Award has been forfeited or has otherwise terminated without having been exercised.”

2000 Employee Stock Option Plan
1997 Employee Stock Option Plan
1995 Employee Stock Option Plan
1990 Employee Stock Option Plan
1984 Stock Option Plan
2000 Non-Employee Directors’ Deferred Compensation Stock Option Plan
Non-Employee Directors’ Deferred Compensation Stock Option Plan [adopted in 1995 and amended and restated October 22, 1997]
2002 Bank Director and Advisory Board Member Deferral Plan
Bank Director and Advisory Board Member Deferral Plan [originally approved 1996]
Bank Advisory Director Deferral Plan [originally effective 1992]

2.      The second sentence of Section 13 of each of the 2000 Employee Stock Option Plan, the 1997 Employee Stock Option Plan, and the 1995 Employee Stock Option Plan, the second sentence of Section 14 of each of the 1990 Employee Stock Option Plan and the 1984 Stock Option Plan, the second sentence of Section 5(b) of each of the 2000 Non-Employee Directors’ Deferred Compensation Stock Option Plan and the Non-Employee Directors’ Deferred Compensation Stock Option Plan [adopted in 1995 and amended and restated October 22, 1997], and the second sentence of Section 9 of each of the 2002 Bank Director and Advisory Board Member Deferral Plan, the Bank Director and Advisory Board Member Deferral Plan [originally approved 1996], and the Bank Advisory Director Deferral Plan [originally effective 1992], in each case relating to the elimination of fractional shares, in each case hereby is deleted and replaced with the following sentences, which shall read as follows:

“After any adjustment made pursuant to this Section, the number of shares subject to each outstanding option may be rounded up, down, or up or down, to the nearest whole number of shares or to the nearest fraction of a whole share specified by the Committee, all as the Committee may determine from time to time. The Committee may approve different rounding methods for different tranches of options or for options of different sizes within any single tranche.”

3.      New sentences shall be added at the end of Section 13 of each of the 2000 Employee Stock Option Plan, the 1997 Employee Stock Option Plan, and the 1995 Employee Stock Option Plan, at the end of Section 14 of each of the 1990 Employee Stock Option Plan and the 1984 Stock Option Plan, at the end of Section 5(b) of each of the 2000 Non-Employee Directors’ Deferred Compensation Stock Option Plan and the Non-Employee Directors’ Deferred Compensation Stock Option Plan [adopted in 1995 and amended and restated October 22, 1997], and at the end of Section 9 of each of the 2002 Bank Director and Advisory Board Member Deferral Plan, the Bank Director and Advisory Board Member Deferral Plan [originally approved 1996], and the Bank Advisory Director Deferral Plan [originally effective 1992], which in each case shall read as follows:

“Notwithstanding any other provision of this Section, in the case of any stock dividend paid or payable at a rate of 10% or less:

(i)
The Company shall void, cancel, and negate an adjustment of any option which otherwise would occur as provided above in connection with such dividend where the Committee determines in good faith that the present economic value of such adjustment for that option is nominal, as provided in (ii) below, measured as of the last full day of trading before the ex-payment date related to that dividend (the “dividend date”).

(ii)
The present economic value of an adjustment of a particular option for a particular dividend is nominal if any of the following is true:  (a) such present economic value of such adjustment is less than $0.10 per share covered by the option; or (b) for an option that is not a deferral option, the option price per share is more than 2.5 times the present market price of a share, measured as the average closing price of a share over the ten trading day period ended on the dividend date; or (c) for an option that is a deferral option, the option price is more than 3.0 times the present market price of a share, measured as the average closing price of a share over the ten trading day period ended on the dividend date. A deferral option is an option granted in lieu of salary or bonus deferred under any past or present deferral program of the Company.

(iii)
The Committee in its discretion may determine to void, cancel, and negate an adjustment of any option which otherwise would occur as provided above where the Committee determines in good faith that the present economic value of such adjustment exceeds a nominal amount if, and only if, the Committee approves the grant of an adjustment award, under an appropriate compensation plan or otherwise,  which the Committee determines in good faith to have a present economic value substantially equal to the value that such foregone adjustment would have provided.

(iv)
An adjustment award granted under (iii) need not be an option, may be combined with other adjustment awards related to other options or awards under this Plan or other plans of the Company, and shall be made regardless of the eligibility status at that time of the holder of the related option to receive new award grants.

(v)
The Committee may delegate to the executive officer of the Company in charge of human resources (a) the task of establishing and implementing an appropriate valuation method or methods, within parameters approved by the Committee, and (b) the task of making grants of adjustment awards to the extent that the Committee approves the making of such grants in lieu of making adjustments and specifies the award type(s) and other appropriate parameters for such grants.

(vi)	(a)
If the Committee expects that stock dividends at the rate of 10% or less may be declared more often than once per year, the actual grant of adjustment awards under (iii) may be delayed and granted on a cumulative basis in arrears, provided that the grant of an adjustment award may not be delayed more than four quarterly Committee meetings.

(b)
The Committee may make separate adjustment awards for each dividend and/or each applicable option, or may combine adjustment values into a single adjustment award or a single package of adjustment awards.

(c)
If the grant of an adjustment award is delayed and cumulated as provided in (vi)(a), the present economic value of such adjustment award shall be measured as of a date or range of dates chosen by the Committee which is not more than twenty trading days before the grant date, while the present economic value of each foregone adjustment shall continue to be measured as of each relevant dividend date.

(d)
An adjustment award that is delayed as provided in (vi)(a) shall be granted regardless of the eligibility status at that time of the holder of the related option, but shall not be granted to the extent that, at the time of grant, the related option has been forfeited or has otherwise terminated without having been exercised.”

1992 Restricted Stock Incentive Plan

4.      The final sentence of Section 11 of the 1992 Restricted Stock Incentive Plan, relating to the elimination of fractional shares, hereby is deleted and replaced with the following sentences, which shall read as follows:

“After any adjustment made pursuant to this Section, the number of shares subject to each outstanding award may be rounded up, down, or up or down, to the nearest whole number of shares or to the nearest fraction of a whole share specified by the Committee, all as the Committee may determine from time to time. The Committee may approve different rounding methods for different tranches of awards and for different sizes of awards within any single tranche.

5.      The foregoing amendments shall be effective immediately as to all awards presently outstanding or granted in the future under the amended plans, and as to all stock dividends declared by the Board of Directors in 2008 or later years.